                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a.11(c) or Section 240.14a-12


                            THE ACKERLEY GROUP, INC.
                            ------------------------
                  (Name of Registrant as Specified in Charter)

                                       N/A
      (Name of Persons Filing Proxy Statement if other than the Registrant)


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                                       N/A

(2)      Aggregate number of securities to which transaction applies:
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         Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the
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

                             [ACKERLEY GROUP LOGO]

                            THE ACKERLEY GROUP, INC.

                                 March 31, 2000

TO OUR SHAREHOLDERS:

     You are cordially invited to attend the Annual Meeting of Shareholders of The Ackerley Group, Inc. (the "Company"), which will be held at 9:00 a.m., Pacific Daylight Savings Time on Monday, May 1, 2000, at The Key Arena, Seattle Center, Seattle Washington. Directions to Key Arena are on the back cover of the Proxy Statement. For your use in preparation for the Annual Shareholders Meeting, we have enclosed a Notice of Annual Meeting, a Proxy Statement, a proxy form and a copy of our Annual Report.

     At the Annual Meeting, you will be asked to elect directors for the following 12 months and to approve the Company's Employee Stock Purchase Plan. If you do not plan to attend this meeting, we request that you return the enclosed proxy as soon as possible. We have provided a return envelope for your convenience. If you attend the meeting, you may vote in person.

                                          Sincerely,


/s/ Denis M. Curley                            /s/Christopher H. Ackerley
Denis M. Curley                                Christopher H. Ackerley
Co-President and                               Co-President
Chief Operating Officer

                             [ACKERLEY GROUP LOGO]

                            THE ACKERLEY GROUP, INC.

                     NOTICE OF ANNUAL SHAREHOLDERS MEETING

     The Annual Meeting of Shareholders of The Ackerley Group, Inc. will be held at The Key Arena, Seattle Center, Seattle Washington, on Monday, May 1, 2000 at 9:00 a.m., Pacific Daylight Savings Time, for the purpose of considering and voting upon the following matters:

     1. Election of Directors. Electing a Board of Directors to hold office until the next Annual Shareholders Meeting and until their successors have been elected and qualified.

     2. Approve Employee Stock Purchase Plan. Approving the Company's Employee Stock Purchase Plan.

     3. Other business that may properly be brought before the meeting or any adjournment of the Meeting.

     Shareholders of record of Common Stock and Class B Common Stock at the close of business on March 24, 2000 are entitled to notice of and to vote at the Annual Shareholders Meeting. We will prepare a complete list of shareholders entitled to vote at the Annual Shareholders Meeting, which you can examine at either our headquarters, located at 1301 Fifth Avenue, Suite 4000, Seattle, Washington 98101, or at the meeting. The list will be available at our headquarters beginning ten days before the meeting.

Seattle, Washington
March 31, 2000

                                          By Order of the Board of Directors


/s/ Denis M. Curley                            /s/ Christopher H. Ackerley
Denis M. Curley                                Christopher H. Ackerley
Co-President and                               Co-President
Chief Operating Officer

--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT

   WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL SHAREHOLDERS MEETING IN
   PERSON. IF YOU DO ATTEND THE ANNUAL SHAREHOLDERS MEETING, YOU MAY THEN WITHDRAW YOUR PROXY. ANY PERSON GIVING A PROXY MAY REVOKE IT PRIOR TO ITS EXERCISE.
--------------------------------------------------------------------------------

                            THE ACKERLEY GROUP, INC.
                               1301 FIFTH AVENUE
                                   SUITE 4000
                               SEATTLE, WA 98101
                            ------------------------

                                PROXY STATEMENT

     This Proxy Statement and the accompanying proxy are being first sent or given to our shareholders on or about March 31, 2000, for use in connection with the Annual Meeting of Shareholders of The Ackerley Group, Inc. to be held on Monday, May 1, 2000 at 9:00 a.m., Pacific Daylight Savings Time.

VOTING SHARES

     The record date for the Annual Shareholders Meeting is March 24, 2000. Thus, only persons who owned shares of our voting common stock, par value $.01 per share (including Common Stock and Class B Common Stock), of record at the close of business on March 24, 2000 will be entitled (i) to notice of the Annual Shareholders Meeting, and (ii) to vote at the Annual Shareholders Meeting.

     At the close of business on March 24, 2000, there were 23,883,868 shares of Common Stock and 11,088,700 shares of Class B Common Stock issued and outstanding. Holders of shares of our Common Stock are entitled to one (1) vote per share; holders of shares of our Class B Common Stock are entitled to ten
(10) votes per share.

     Shareholders are not entitled to cumulate their votes in the election of directors. This means that shareholders cannot cumulate all of their votes for one director nominee and not vote in the elections of other nominees.

SOLICITATION OF PROXIES

     The enclosed proxy is solicited by and on behalf of our Board of Directors. We will bear the cost of solicitation, including costs for printing and distributing this Proxy Statement and the enclosed proxy. In addition to our distribution of this Proxy Statement and other materials via the mails, solicitation may be made, without additional compensation, by our directors, officers and regular employees by telephone, telegraph and personal interview.

     Some shares of our Common Stock are held by brokers, nominees and others on behalf of other persons and entities. Such brokers, nominees and similar record holders will incur expenses in forwarding this Proxy Statement and related materials to beneficial owners. We will reimburse such parties for those expenses, so long as those expenses are reasonable.

APPOINTMENT OF PROXIES

     You can appoint a proxy by completing and returning the proxy form included with this Proxy Statement. Your proxy, if returned to us, will be voted in the following manners:

     - If you direct that your shares be voted in any particular manner -- either "FOR" or "AGAINST" the matters being submitted to our shareholders -- your shares will be voted as you direct.

     - If you do not direct that your shares be voted in any particular manner, you will effectively grant discretionary authority to the persons named in the proxy to vote your shares as they see fit. Such persons will vote your shares as follows:

      * With regard to the election of our Board of Directors, the persons named in the proxy intend to vote your shares "FOR" the election of the nominated directors.

      * With regard to any other matters proposed by one or more of our shareholders that we did not receive notice of on or before February 13, 2000, the persons named in the proxy intend to vote your shares as recommended by our management. As of the date of this Proxy Statement, however, we have not received any shareholder proposals for matters to be considered at the Annual Shareholders Meeting.

REVOCATION OF PROXIES

     You can revoke your proxy at any time before it is exercised at the Annual Shareholders Meeting. In order to revoke your proxy, you must deliver written notice to the Company's Secretary or Assistant Secretary before the proxy is voted on any matter at the Annual Shareholders Meeting.

ANNUAL REPORT

     Along with this Proxy Statement, we are delivering to you our Annual Report for the fiscal year ended December 31, 1999.

     IN ADDITION, UPON THE WRITTEN REQUEST OF ANY OWNER OR HOLDER OF RECORD OF OUR STOCK ENTITLED TO VOTE AT THE ANNUAL SHAREHOLDERS MEETING, WE WILL PROVIDE WITHOUT CHARGE A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. Requests should be mailed to Daniel J. Evans, Jr., Vice President of Public Affairs, The Ackerley Group, Inc., 1301 Fifth Avenue, Suite 4000, Seattle, Washington 98101, or you may call (206) 624-2888. You may also access the Form 10-K on the Internet at our web site, http://www.ackerley.com, or at the Securities and Exchange Commission's web site, http://www.sec.gov.

                                    *  *  *

                            BUSINESS OF THE MEETING

     We are submitting the following matters to you for approval at the Annual Shareholders Meeting:

ITEM 1. ELECTION OF DIRECTORS

     At the Annual Shareholders Meeting, we will ask you to elect a Board of Directors to serve until our next Annual Shareholders Meeting in 2001, and until their successors are elected and qualified.

BOARD OF DIRECTORS

     Our Board of Directors cannot consist of less than one (1) director and cannot consist of more than fifteen (15) directors. Our Certificate of Incorporation provides that the presently sitting Board may change the number of directors from time to time. Once elected, Board members serve terms of one (1) year, and until their successors are elected and qualified.

NOMINEES

     The Board of Directors has fixed the number of directors to be elected at this Annual Shareholders Meeting at ten (10), and has nominated the following persons for election as directors, all of whom are the current members of the Board of Directors:

                                 COMPANY
                                 DIRECTOR
         NOMINEE           AGE    SINCE       PRINCIPAL OCCUPATION AND PROFESSIONAL EXPERIENCE
         -------           ---   --------     ------------------------------------------------
Barry A. Ackerley........  65      1975     Mr. Ackerley, one of our founders, has been the
                                            Chief Executive Officer and a director of The
                                            Ackerley Group and its predecessor and subsidiary
                                            companies since 1975. He also currently serves as
                                            our Chairman.

                                 COMPANY
                                 DIRECTOR
         NOMINEE           AGE    SINCE       PRINCIPAL OCCUPATION AND PROFESSIONAL EXPERIENCE
         -------           ---   --------     ------------------------------------------------
Gail A. Ackerley.........  62      1995     Ms. Ackerley was elected to our Board of Directors
                                            in May 1995. She became Co-Chairman in September
                                            1996, and served as one of our Co-Presidents from
                                            November 1996 until February 15, 2000. Ms. Ackerley
                                            has served as Chairman of Ackerley Corporate Giving
                                            since 1986, supervising our charitable activities,
                                            and recently was named Chairman of the Seattle
                                            Storm.
Christopher H.             30      2000     Mr. Ackerley was named Co-President and elected to
  Ackerley...............                   our Board of Directors on February 15, 2000. He
                                            joined The Ackerley Group in 1995, and was elected
                                            Vice President for Marketing and Development in May
                                            1998. He also served as Executive Vice President,
                                            Operations and Development from December 1998 until
                                            his election as Co-President.
Edward G. Ackerley.......  30      2000     Mr. Ackerley was elected to our Board of Directors
                                            on February 15, 2000. He is a founder of
                                            VictoryCigars.com, a custom cigar company, and has
                                            served as its President since its inception in June
                                            1997. From June 1995 until May 1997, Mr. Ackerley
                                            served as President of Jet City Entertainment, an
                                            in-flight entertainment company.
Deborah L. Bevier........  48      1998     Ms. Bevier was elected to our Board of Directors in
                                            November 1998. She is the Chief Executive Officer
                                            and President of Laird Norton Trust Company, a
                                            personal investment and trust services company. She
                                            also serves as a member of the Board of Directors of
                                            Laird Norton Trust Company and the Laird Norton
                                            Financial Group. Prior to joining Laird Norton in
                                            1996, Ms. Bevier served as Chairman and Chief
                                            Executive Officer of Key Bank of Washington and
                                            Northwest Region Executive for Key Private Bank.
Chris W. Birkeland.......  31      2000     Mr. Birkeland was elected to our Board of Directors
                                            on February 15, 2000. He has been a managing member
                                            of Cedar Grove Investments, LLC, a private venture
                                            capital firm, since January 1, 2000. Prior to
                                            joining Cedar Grove Investments, he was
                                            self-employed as a consultant and technology-venture
                                            investor. Mr. Birkeland was a founding member of
                                            PhotoDisc, Inc. (now Getty Images) and served as
                                            their Vice President of Finance and Operations from
                                            1992 to October 1998.
Kimberley A. Cleworth....  36      2000     Ms. Cleworth was elected to our Board of Directors
                                            on February 15, 2000. She has served as the
                                            President and Executive Director of The Ginger and
                                            Barry Ackerley Foundation since June 1997. From
                                            February 1994 to June 1997, Ms. Cleworth served as
                                            The Ackerley Group's Vice President of Marketing.
Keith D. Grinstein.......  39      2000     Mr. Grinstein was elected to our Board of Directors
                                            on February 15, 2000. He has served as Vice Chairman
                                            of Nextel International, Inc. since March 1999.
                                            Previously, he held the title of President and CEO
                                            of Nextel International, from November 1995 until
                                            March 1999. From 1994 until he joined Nextel, he
                                            served as President of the Aviation Communications
                                            division of AT&T. Prior to that, Mr. Grinstein held
                                            a number of executive positions at McCaw Cellular
                                            Communications, Inc. and subsidiaries.

                                 COMPANY
                                 DIRECTOR
         NOMINEE           AGE    SINCE       PRINCIPAL OCCUPATION AND PROFESSIONAL EXPERIENCE
         -------           ---   --------     ------------------------------------------------
Michael T. Lennon........  37      2000     Mr. Lennon was elected to our Board of Directors on
                                            February 15, 2000. He is Managing Director of Emerge
                                            Corporation, a mergers and acquisitions advisory
                                            firm. From September 1995 to March 1999, Mr. Lennon
                                            was a principal of Olympic Capital Partners LLC, an
                                            investment banking and mergers and acquisitions
                                            advisory firm, prior to which he served as Chief
                                            Operating Officer of The MWW Group, Inc., a
                                            full-service marketing, communications and public
                                            relations firm.
Michel C. Thielen........  65      1979     Mr. Thielen has served as one of our directors since
                                            1979. Mr. Thielen has been President and Chief
                                            Executive Officer of Thielen & Associates, an
                                            advertising agency, since 1969. He is also Vice
                                            President of Executive Wings, Inc., an airport
                                            operations company.

     M. Ian G. Gilchrist resigned from the Board of Directors effective December 15, 1999. On February 15, 2000, the Board of Directors voted to expand the size of the Board to fifteen members. On that date, Christopher H. Ackerley, Edward
G. Ackerley, Kimberley Ackerley Cleworth, Chris W. Birkeland, Keith D. Grinstein, and Michael T. Lennon were elected to the Board of Directors.

     Barry A. Ackerley and Gail A. Ackerley are husband and wife, and Christopher H. Ackerley, Edward G. Ackerley, and Kimberley A. Cleworth are their children. Additional information regarding transactions involving our operations and the Ackerley family is set forth under "Management Information -- Certain Relationships and Transactions" below.

     Additional information concerning the director nominees and related matters such as our executive officers, compensation and stock ownership is discussed under "Management Information" below.

VOTING

     Directors are elected separately for the ten Board positions. In order to be elected as a director at the Annual Shareholders Meeting, a nominee must receive a plurality of the votes present at the meeting.

     If you abstain from voting, either in person or by proxy at the Annual Shareholders Meeting, you will effectively vote "AGAINST" a nominee, because your votes cannot be deemed voted "FOR" a nominee.

     In addition, "broker non-votes" will have no effect because they are not considered "shares present" for voting purposes. Proxies cannot be voted for more than five persons.

WITHDRAWAL OF NOMINEES

     Prior to his or her election, a nominee may decide to withdraw his or her nomination, or may become unable to serve as a director for other reasons. If that occurs, the shares represented by your proxy will be voted "FOR" a nominee designated by our Board of Directors to replace the withdrawing nominee. Our Board of Directors presently has no knowledge that any of the nominees will refuse or be unable to serve.
--------------------------------------------------------------------------------

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE NOMINEES
                    FOR THE BOARD OF DIRECTORS LISTED ABOVE.
--------------------------------------------------------------------------------

ITEM 2. APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN

     On November 10, 1999, our Board of Directors adopted, subject to shareholder approval, an Employee Stock Purchase Plan, and reserved 1,500,000 shares of our Common Stock for issuance thereunder. The Plan permits employees of the Company or any designated subsidiary to purchase shares of our Common Stock directly from us through a series of offerings.

     The purpose of the Plan is to provide eligible employees with the opportunity to purchase shares of our Common Stock at a discount through payroll deductions. The Board deems it appropriate and advisable to approve the Plan because employee stock ownership can aid in the recruitment, retention, and motivation of our employees. Provided that our shareholders approve the Plan, the Plan will commence effective January 1, 2000.

     The following is a summary of the material features of the plan.

PRINCIPAL FEATURES OF THE PLAN

     Administration. The Plan is administered by our Board of Directors or, if appointed by the Board, by a Committee appointed by the Board. No member of the Board of Directors or the Committee receives any additional compensation for services in connection with the administration of the Plan.

     The Board or the Committee has authority to make rules and regulations for the administration of the Plan, to interpret Plan provisions, and to supervise the Plan's administration and to take any other actions related to the Plan as it deems necessary or advisable. The Board's or the Committee's interpretation and decisions with regard to these matters shall be final and conclusive.

     Shares Available; Offerings. The Company may issue up to 1,500,000 shares of Common Stock under the Plan. In the event we subdivide the outstanding shares of Common Stock, or pay a dividend to our stockholders in Common Stock, or otherwise increase or decrease the number of shares of issued Common Stock without receiving any consideration, the number of shares reserved for issuance under the Plan and the number of shares issuable in any offering will be increased proportionately. The Board or the Committee will make such other adjustments as it determines is fair and appropriate.

     We will make offerings to eligible employees to purchase shares of Common Stock under the Plan beginning January 1, 2000. Offerings will begin each January 1 and July 1, or on the first business day thereafter (the "Offering Commencement Dates"). Each Offering Commencement Date will begin a six-month period (a "Plan Period") during which payroll deductions will be made and held for the purchase of shares of Common Stock at the end of the Plan Period.

     In the event the total number of shares of Common Stock to be purchased under any Plan offering, plus the number of shares purchased under previous Plan offerings, exceeds the maximum number of shares issuable under the Plan, the Board or the Committee will allot the shares then available for purchase on a pro rata basis among all the participants in the offering. Any balance remaining in a payroll deduction account at the end of a Plan Period due to an insufficiency of shares will be refunded without interest.

     We may issue shares under the Plan from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

     Eligibility. An employee is eligible to participate in an offering if he or she (1) is employed by the Company, or by one of the Company's subsidiaries designated by the Board or the Committee, on the Offering Commencement Date; (2) is customarily employed by the Company or designated subsidiary for more than 20 hours per week and for more than five months in a calendar year; and (3) has been employed by the Company or a designated subsidiary on a continuous basis for at least three months prior to enrolling in the Plan.

     The Company may not grant an employee an option under the Plan if such employee, immediately after the option is granted, owns or would own (as determined pursuant to Section 424(d) of the Internal Revenue Code) 5% or more of the total combined voting power or value of the stock of the Company. Nor may the Company grant an employee an option that gives such employee the right to purchase under the Plan more than $25,000 worth of Common Stock (based on the fair market value of the Common Stock on the Offering Commencement Date) in any calendar year.

     Participation in the Plan. To become a participant in the Plan, an employee must complete and forward a payroll deduction authorization form in the manner designated by the Board or the Committee, before the 15th day of the month prior to the applicable Offering Commencement Date. Unless the employee submits a new authorization or withdraw from the Plan, deductions will continue at the same rate for future offerings under the Plan as long as the Plan remains in effect.

     Payroll Deductions. We will maintain payroll deduction accounts for all participating employees. With respect to any offering under the Plan, an eligible employee may authorize a payroll deduction in any dollar amount up to a maximum of 10% of such employee's Base Pay (as defined in the Plan) received during the Plan Period or such shorter period which deductions from payroll are made. The Board or the Committee may establish minimum payroll deductions. No interest will be paid on any payroll deduction account.

     Option Exercise Price. The purchase price of each share of Common Stock purchased with payroll deductions made during each offering will be 90% of the closing price of the Common Stock on either (1) the Offering Commencement Date or (2) the Exercise Date (as defined in the Plan), whichever closing price is less. Such closing price will be the closing price of the Common Stock on the New York Stock Exchange.

     Exercise of Option. Unless proper notice of withdrawal is given, options will be automatically exercised on the Exercise Date for the purchase of the number of full shares of Common Stock that may be purchased at the applicable option exercise price, up to a maximum number of shares of Common Stock equal to the number of shares for which the option was granted. We will not issue any fractional shares under the Plan.

     Our obligation to sell and deliver Common Stock under the Plan is subject to listing on the New York Stock Exchange and the approval of all governmental authorities required in connection with the authorization, issuance or sale of such stock.

     Nontransferability of Interests. Employees may not transfer their rights under the Plan other than by will or the laws of descent and distribution.

     Termination of Employment. Upon termination of a participating employee's employment before an Exercise Date, other than due to retirement, disability or death, no payroll deduction shall be taken from any pay due and owing and the balance of the employee's account shall be refunded. In the event of retirement, disability or death, payroll deductions will be used to purchase Common Stock on the next succeeding Exercise Date unless the employee or his/her legal representative elects to withdraw payroll deductions in cash prior to the Exercise Date.

     Amendment; Termination. The Board may at any time modify, terminate or amend the Plan in any respect, except that (1) if the approval of the stockholders of the Company is required under Section 423 of Code, the Board may not effect such modification or amendment without such approval, and (2) in no event may any amendment be made which would cause the Plan to fail to comply with Section 423 of the Code.

     Merger. In the event of a dissolution or liquidation of the Company, the offering period will terminate immediately prior to the completion of such event unless otherwise provided by the Board. In the event of (1) a proposed sale of all or substantially all of the assets of the Company, or (2) a merger or consolidation of the Company with or into another corporation (other than a merger in which the Company is the surviving corporation and the holders of the capital stock of the Company immediately prior to such merger continue to hold at least 50% by voting power of the capital stock of the Company), or (3) an actual or threatened Change of Control (as defined in the Plan) occurs, then the surviving corporation will assume each option under the Plan, or will substitute an equivalent option unless the Board determines either to cancel each option and refund the payroll withholding amounts or to give each participant the right to exercise the option.

VOTING

     The affirmative vote of a majority of the votes present in person or by proxy at the meeting will be required to approve the amendment.

     If you abstain from voting, either in person or by proxy at the Annual Shareholders Meeting, you will effectively vote "AGAINST" a nominee, because your votes cannot be deemed voted "FOR" a nominee.

     In addition, "broker non-votes" will have no effect because they are not considered "shares present" for voting purposes.

  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE EMPLOYEE
                      STOCK PURCHASE PLAN DESCRIBED ABOVE.

ITEM 3. OTHER MATTERS

     Our Board of Directors knows of no other matters to be brought before this Annual Shareholders Meeting. Because we have not received notice of any shareholder proposals by the February 13, 2000 deadline, the persons named in the proxy intend to vote the proxy in accordance with our management's recommendations on all matters (other than the election of directors) that may properly come before the meeting.

                                    *  *  *

                             MANAGEMENT INFORMATION

     The following sections set forth information that you may find useful in making your voting decision. For additional information regarding our business and operations, please refer to our Annual Report, which accompanies this Proxy Statement.

BOARD OF DIRECTORS

DIRECTORS INFORMATION

     Biographical and professional information regarding our current directors and the director nominees is set forth under "Item 1 -- Election of Directors" above. Item 1 omits information regarding M. Ian G. Gilchrist, who resigned as a director on December 15, 1999.

MEETINGS

     Our Board of Directors met one (1) time during 1999. All of the directors who were then serving attended that meeting.

     In addition to taking actions at meetings, our Board of Directors is authorized, pursuant to the Delaware General Corporation Law, to take action without meetings by executing unanimous written consents. Most of the corporate actions approved by our Board of Directors during 1999 were taken by unanimous written consents in lieu of full meetings.

AUDIT COMMITTEE

     In 1999, our Audit Committee was comprised of Deborah L. Bevier, M. Ian G. Gilchrist and Michel C. Thielen. Mr. Gilchrist resigned from the Board effective December 15, 1999. On February 15, 2000, Chris W. Birkeland, Keith D. Grinstein, and Michael T. Lennon were elected to serve with Ms. Bevier and Mr. Thielen on the Audit Committee. The Audit Committee reviews, with the auditors, the scope of the audit and the financial statements. The Committee also is responsible for recommending to the Board a firm of independent auditors to act as our independent auditor. The Audit Committee met four (4) times during 1999.

OTHER COMMITTEES

     Our Board of Directors previously has not designated either a compensation committee or a nomination committee. Thus, all compensation matters and nominations for our Board of Directors were considered by our Board of Directors as a whole. However, as of February 15, 2000, the Audit Committee was renamed the Audit and Compensation Committee and will address compensation matters in the future.

DIRECTORS' FEES

     Those directors who we do not employ as officers receive a quarterly fee of $5,000. In addition, we reimburse each nonemployee director up to $1,500 per quarter for his or her out-of-pocket expenses in connection with attendance at meetings of the Board of Directors. Nonemployee directors are eligible to receive their directors' fees in the form of shares of our Common Stock, as discussed in "Nonemployee Directors Equity Compensation Plan" below.

     Additional information regarding our directors' and director nominees' stock ownership, compensation and related matters is set forth under "Share Ownership" and "Executive Compensation" below.

NONEMPLOYEE-DIRECTORS' EQUITY COMPENSATION PLAN

     Our Nonemployee-Directors' Equity Compensation Plan was approved by our Board of Directors in 1995 and by our shareholders in 1996. Directors who do not also serve as employees are eligible to participate in the plan. The plan's purpose is to allow nonemployee directors to elect to receive directors' fees in the form of shares of our Common Stock instead of in cash. There are a total of 100,000 shares of Common Stock authorized and reserved for issuance under the plan.

     Nonemployee directors who want to receive their directors' fees in shares of Common Stock must submit a written election to us before their quarterly directors' fees become due and payable. We issue a number of shares to each nonemployee director as calculated against the closing price on the last trading day of the quarter, as quoted on the New York Stock Exchange. Thus, a nonemployee director receives the number of shares that he could have purchased for $5,000 on the open market as of closing on the last trading day of the quarter.

     As of December 31, 1999, we had issued a total of 4,874 shares of Common Stock to Michel C. Thielen and 1,187 shares of Common Stock to Deborah L. Bevier, including 1,187 shares each during 1999, in lieu of cash compensation for directors' fees. M. Ian G. Gilchrist, who resigned his directorship as of December 15, 1999, had received a total of 4,874 shares of Common Stock, including 1,187 shares during 1999, in lieu of cash compensation for directors' fees. Detailed information concerning our directors' stock ownership is included under "Share Ownership" below.

EXECUTIVE OFFICERS

COMPENSATION

     All of our executive officers receive compensation for their services. The Securities and Exchange Commission requires us to disclose, in this Proxy Statement, compensation information concerning those executive officers who received aggregate cash compensation in excess of $100,000 during the last fiscal year ("Named Executives").

     The following table sets forth that information, which covers compensation paid or accrued during the fiscal years ended December 31, 1999, 1998 and 1997.

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG TERM
                                                                                  COMPENSATION             ALL OTHER
                                                                              --------------------       COMPENSATION
                                                                                AWARDS     PAYOUTS   ---------------------
                                             ANNUAL COMPENSATION              ----------   -------    SAVINGS
                                  -----------------------------------------   SECURITIES                AND
                                                               OTHER ANNUAL   UNDERLYING    LTIP     RETIREMENT
                                                               COMPENSATION    OPTIONS     PAYOUTS      PLAN       OTHER
  NAME AND PRINCIPAL POSITION     YEAR  SALARY($)   BONUS($)      ($)(1)         (#)         ($)       ($)(2)      ($)(3)
  ---------------------------     ----  ---------   --------   ------------   ----------   -------   ----------   --------
Barry A. Ackerley...............  1999   750,000    225,900        N/A           -0-         -0-       6,400      139,885
  Chairman and Chief              1998   750,000    311,250        N/A           -0-         -0-       6,400      139,273
  Executive Officer               1997   500,016    200,000        N/A           -0-         -0-       6,400       13,182
Gail A. Ackerley,...............  1999   400,000     90,360        N/A           -0-         -0-         -0-        9,261
  Co-Chairman(4)                  1998   300,000     93,375        N/A           -0-         -0-         -0-        6,318
                                  1997   200,000     30,000        N/A           -0-         -0-         -0-        4,050
Denis M. Curley.................  1999   400,000     90,360        N/A           -0-         -0-       6,400       49,665
  Co-President, Chief             1998   300,000     93,375        N/A           -0-         -0-       6,400        2,592
  Operating Officer and           1997   259,992    386,089(6)     N/A           -0-         -0-       6,400        2,484
  Chief Financial Officer,
  Treasurer and Secretary(5)
Christopher H. Ackerley.........  1999   160,000     12,048        N/A           -0-         -0-       5,939          711
  Co-President(7)                 1998   100,000     10,375        N/A           -0-         -0-         -0-           96
                                  1997    58,343      4,784        N/A           -0-         -0-         -0-           33
Keith W. Ritzmann...............  1999   150,000     22,590        N/A           -0-         -0-       6,354        1,056
  Senior Vice President and       1998   125,000     19,453        N/A           -0-         -0-       5,000        1,131
  Chief Technology Officer,       1997   115,440     94,200(6)     N/A           -0-         -0-       4,618        1,031
  Controller and Assistant
  Secretary(8)

---------------
(1) None of the Named Executives received perquisites or other personal benefits, in any of the years shown, in an aggregate amount equal to or exceeding the lesser of (i) $50,000 or (ii) 10% of the executive's total annual salary and bonus for each year.

(2) The amounts appearing in this column are our contributions and credits on behalf of each Named Executive under our Savings and Retirement Plan.

(3) Includes value of life insurance in excess of $50,000 for each of the Named Executives. Includes imputed interest of $122,776, $46,098, and $508, respectively, on indebtedness to us incurred by Messrs. Barry Ackerley, Denis Curley, and Christopher Ackerley in 1999 and imputed interest of $133,218 on indebtedness to us incurred by Mr. Barry Ackerley in 1998.

(4) Ms. Ackerley also served as Co-President from November 3, 1997 to February 15, 2000.

(5) Mr. Curley was elected Chief Operating Officer on February 15, 2000.

(6) Includes bonuses to Messrs. Curley and Ritzmann in the amounts of $338,287 and $84,572, respectively, which were declared in 1997 for payment in March 1998.

(7) Mr. Christopher Ackerley was elected Vice President for Marketing and Development on May 1, 1998, and Executive Vice President, Operations and Development on December 28, 1998, and Co-President on February 15, 2000.

(8) Mr. Ritzmann was elected Chief Technology Officer on February 15, 2000; prior to such election, he served as Chief Information Officer.

OPTION GRANTS IN LAST FISCAL YEAR

     Pursuant to our Stock Option Plan, we have, from time to time, granted options to acquire shares of our Common Stock to some of the Named Executives. The following table describes the options granted to our Named Executives in 1999.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                        POTENTIAL REALIZABLE
                                  INDIVIDUAL GRANTS                                           VALUE AT
                           --------------------------------                             ASSUMED ANNUAL RATES
                                               % OF TOTAL                                  OF STOCK PRICE
                              NUMBER OF         OPTIONS                                     APPRECIATION
                               SHARES          GRANTED TO     EXERCISE                    FOR OPTION TERM
                             UNDERLYING       EMPLOYEES IN      PRICE     EXPIRATION    --------------------
          NAME             OPTIONS GRANTED    FISCAL YEAR     ($/SHARE)      DATE          5%         10%
          ----             ---------------   --------------   ---------   ----------    --------    --------
Barry A. Ackerley........     N/A              N/A              N/A          N/A          N/A         N/A
Gail A. Ackerley.........     N/A              N/A              N/A          N/A          N/A         N/A
Denis M. Curley..........      25,000              12%          19.50     6/14/2009     $306,586    $776,949
Christopher H.
  Ackerley...............      10,000               5%          19.50     6/14/2009     $122,634    $310,780
Keith W. Ritzmann........       5,000               2%          19.50     6/14/2009     $ 61,317    $155,390

OPTION EXERCISES IN LAST FISCAL YEAR

     This table includes the number of shares covered by both exercisable and non-exercisable stock options held by each of the Named Executives as of December 31, 1999. Also reported are the values for "in-the-money" options, which represent the positive spread between the exercise price of any such existing stock options and the year-end price of the Common Stock.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

                                                                             NO. OF SHARES         VALUE OF
                                                                              UNDERLYING          UNEXERCISED
                                                                              UNEXERCISED        IN-THE-MONEY
                                                                           OPTIONS AT FISCAL   OPTIONS AT FISCAL
                                                                               YEAR-END            YEAR-END
                                                                             EXERCISABLE/        EXERCISABLE/
                                          SHARES ACQUIRED      VALUE         UNEXERCISABLE       UNEXERCISABLE
                  NAME                      ON EXERCISE     REALIZED ($)          (#)                 ($)
                  ----                    ---------------   ------------   -----------------   -----------------
Barry A. Ackerley.......................        N/A             N/A                  N/A                  N/A
Gail A. Ackerley........................        N/A             N/A                  N/A                  N/A
Denis M. Curley.........................        -0-             -0-           -0-/55,000          -0-/364,325
Christopher H. Ackerley.................        -0-             -0-           -0-/10,000              -0-/-0-
Keith W. Ritzmann.......................        -0-             -0-           -0-/10,000           -0-/45,625

REPRICING, REPLACEMENT OR CANCELLATION AND REGRANT OF OPTIONS

     We did not adjust or amend the exercise price of stock options previously awarded to any of our Named Executives at any time during 1999.

LONG TERM INCENTIVE PLANS

     We did not grant any long-term incentive compensation to any of our Named Executives during 1999.

BOARD OF DIRECTORS INTERLOCKS AND INSIDER PARTICIPATION

     As noted above, our Board of Directors had no separate compensation committee prior to February 15, 2000. Thus, the Board as a whole determined the compensation to be paid to our executive officers as well as the options to be granted to any executive officer at any time. Barry A. Ackerley, our Chief Executive Officer, and his wife, Gail A. Ackerley, who served as one of our Co-Presidents until February 15, 2000, served on the Board of Directors during the past fiscal year.

BOARD REPORT OF EXECUTIVE COMPENSATION

     In determining the compensation paid to our executive officers in 1999, the Board employed compensation policies designed to align the compensation with our overall business strategy, values and management initiatives. These policies are intended to reward executives for enhancing the long-term value of our assets, to support a performance-oriented environment that rewards achievement of internal goals and recognizes our performance compared to performance levels of companies in its industries, and to attract and retain executives whose abilities are critical to the long-term success and competitiveness of our operations. The Board believes that by striving to best obtain these goals the executive officers should enhance shareholder value for the long-term.

     The key components of executive officer compensation are (i) salary, which is based on factors such as the individual officer's level of responsibility and comparisons to similar positions in our subsidiaries and comparable media and advertising companies; (ii) cash bonus awards, which are based on individual performance and the performance of our operations, measured primarily in terms of increases in our Operating Cash Flow and accomplishment of our strategic goals; and (iii) stock option awards which are intended to increase the motivation for an interest in our long-term success as measured by our share price.

     The Board based the 1999 compensation of the executive officers on the policies described above. The executives' salaries in 1999 were based on a variety of factors including the salaries of the executive officers of comparable media advertising companies. Cash bonuses were paid to executive officers at year-end, primarily in recognition of our progress during the year in pursuing our overall strategic goals, negotiating the sale of our outdoor media operations in Florida, and completing acquisitions in both our outdoor media and television broadcasting segments. Individual performance was also taken into account.

     The Board based the 1999 compensation of the Chief Executive Officer on the policies described above. The Chief Executive Officer's salary in 1999 remained at $750,000. Based on comparisons to other media companies, the Chief Executive Officer's 1999 salary was in the lower range of salaries of the chief executive officers of comparable media advertising companies. The cash bonus which was paid to the Chief Executive Officer for 1999 was primarily in recognition of our substantial progress, as determined by the Board of Directors, during the year toward pursuing our overall strategic goals, negotiating the sale of our outdoor media operations in Florida, and completing acquisitions in both our outdoor media and television broadcasting segments.

Barry A. Ackerley, Director                 Deborah L. Bevier, Director
Gail A. Ackerley, Director                  Michel C. Thielen, Director

SHAREHOLDER RETURN PERFORMANCE PRESENTATION

     The SEC requires us to include in this Proxy Statement a line-graph presentation comparing cumulative, five-year shareholder returns on an indexed basis with the S&P 500 Stock Index or other broad market index performance and either a nationally recognized industry standard or an index of peer companies that we select. We have selected the S&P 500 Stock Index and the mutual fund, Fidelity Select Multimedia Portfolio, as an index of peer companies.

     The following chart compares total cumulative shareholder return for $100 invested in the Company's Common Stock on December 31, 1994 with the cumulative total return of the S&P 500 Stock Index and Fidelity Select Multimedia Portfolio for the five most recently completed fiscal years.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
               AMONG THE ACKERLEY GROUP, INC., S&P 500 INDEX AND
                      FIDELITY SELECT MULTIMEDIA PORTFOLIO

                                               THE ACKERLEY GROUP, INC.          S&P 500 INDEX         FIDELITY SELECT MULTIMEDIA
                                               ------------------------          -------------         --------------------------
Base                                                      100                         100                         100
1995                                                      226                         134                         134
1996                                                      348                         161                         135
1997                                                      502                         211                         177
1998                                                      541                         268                         240
1999                                                      537                         320                         335

SHARE OWNERSHIP

DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL SHAREHOLDERS

     All of our directors and executive officers own shares of our Common Stock; some of our directors and executive officers also own shares of our Class B Common Stock. Barry A. Ackerley beneficially owns in excess of five percent (5%) of the outstanding shares of our Common Stock and Class B Common Stock. In addition, there is one (1) other shareholder, Gabelli Funds, Inc., which owns in excess of five percent (5%) of the outstanding shares of our Common Stock.

     The following table sets forth information regarding the share ownership of our nominees for director, current directors, executive officers and principal shareholders, as well as information for our directors and executive officers as a group. The information in the following table is current as of March 1, 2000.

                                                        SHARES OF THE COMPANY'S COMMON STOCK
                                                        AND CLASS B COMMON STOCK AND PERCENT
                                                          OF CLASS BENEFICIALLY OWNED (1)
                                                  ------------------------------------------------
                                                                              CLASS B
                 NAME, AGE AND                                                 COMMON
     POSITION WITH THE ACKERLEY GROUP, INC.       COMMON STOCK    PERCENT      STOCK       PERCENT
     --------------------------------------       ------------    -------    ----------    -------
Barry A. Ackerley, 65                              8,894,043(2)    37.2%     10,949,299(2)  98.7%
Chairman, Chief Executive Officer,
and Director

Gail A. Ackerley, 62                               8,894,043(3)    37.2%     10,949,299(3)  98.7%
Co-Chairman and Director

Christopher H. Ackerley, 30                           18,928          *          13,698        *
Co-President and Director

Edward G. Ackerley, 30                                15,585          *          13,530        *
Director

Deborah L. Bevier, 48                                  2,989          *             -0-        *
Director

Chris W. Birkeland, 31                                   -0-          *             -0-        *
Director

Kimberley A. Cleworth, 36                             23,138          *          27,329        *
Director

Keith D. Grinstein, 39                                   -0-          *             -0-        *
Director

Michael T. Lennon, 37                                    -0-          *             -0-        *
Director

Michel C. Thielen, 65                                  5,176          *             -0-        *
Director

Denis M. Curley, 52                                   58,423(4)       *             -0-        *
Co-President, Chief Operating Officer and
Chief Financial Officer, Treasurer and Secretary

Keith W. Ritzmann, 47                                 12,854          *             200        *
Senior Vice President and Chief Technology
Officer, Controller and Assistant Secretary

Gabelli Funds, Inc.                                3,398,250       14.2%            -0-        *
One Corporate Center
Rye, NY 10580-1434

All Directors and Executive                       12,429,386       52.1%     11,004,056     99.2%
Officers as a group (12 persons)

---------------
(1) Unless otherwise indicated, represents shares over which each nominee exercises sole voting or investment power.

(2) Mr. Barry Ackerley and Ms. Ackerley are husband and wife. Includes 7,264 shares of Common Stock and 264 shares of Class B Common Stock held by Ms. Ackerley, of which Mr. Ackerley disclaims beneficial ownership.

(3) Mr. Barry Ackerley and Ms. Ackerley are husband and wife. The amount shown includes 8,886,779 shares of Common Stock and 10,949,035 shares of Class B Common Stock held by Mr. Ackerley, of which Ms. Ackerley disclaims beneficial ownership.

(4) Includes 1,665 shares of Common Stock held by Mr. Curley's daughter, of which Mr. Curley disclaims beneficial ownership.

 *  Indicates amounts equal to less than 1% of the outstanding shares.

SECTION 16(a) -- BENEFICIAL OWNERSHIP COMPLIANCE

     Our directors and executive officers, and persons holding more than ten percent (10%) of our outstanding Common Stock and Class B Common Stock, are required to report their share ownership to the Securities and Exchange Commission. In general, those parties must report their share ownership (i) when they become directors, executive officers or ten percent shareholders, and (ii) whenever they engage in share transactions involving our Common Stock and Class B Common Stock.

     Federal securities laws impose strict deadlines for filing such reports. In addition, we are required to disclose, in this Proxy Statement, any failure by our directors and executive officers to file reports in accordance with deadlines.

     Based upon the written representations of our directors and executive officers, and copies of the reports that they have filed with the Securities and Exchange Commission, we have determined that our directors and executive officers have timely filed all of the reports that they were required to file during 1999, with the following exceptions:

          1. A Form 4 was filed for Deborah Bevier on October 13, 1999 (three days late), relating to the purchase of 1,500 shares of our Common Stock on September 22, 1999.

          2. A Form 5 was filed February 10, 2000 for Chris Ackerley relating to a gift of 1,080 shares of Class B Common Stock he received on December 23, 1999, which should have been reported in January.

          3. A Form 5 was filed February 10, 2000 for Gail A. Ackerley, relating to her beneficial ownership of the following shares owned by her husband, Barry A. Ackerley: (a) 5,400 shares of Class B Common Stock that were gifted by Mr. Ackerley in December 1999, and (b) 1,000,000 shares of Common Stock sold on August 6, 1999 pursuant to an underwritten offering. The transactions were timely reported by Mr. Ackerley.

EMPLOYEE STOCK OPTION PLAN

     From time to time, we issue stock options to certain employees eligible to receive such options pursuant to the Employees Stock Option Plan. The plan was approved by our Board of Directors and our stockholders in 1983. In 1994, the plan was amended, with the approval of the shareholders, to, among other things, extend the plan's term and to increase the number of shares available for stock option grants. On May 11, 1999, the plan was amended, with the approval of the shareholders, to, among other things, increase the number of shares available for stock option grants. A total of 1,500,000 shares (which reflects adjustment for stock splits) of Common Stock have been authorized and reserved for issuance under the plan. The terms of all options granted under the plan, other than options granted to a 10% shareholder, may not exceed ten years.

     The plan allows us to grant both "incentive stock options" and "nonqualified stock options" to our employees, including our corporate officers. Incentive stock options are options which, as required by Section 422 of the Internal Revenue Code of 1986, as amended, must have exercise prices equal to or greater than the fair market value of the Common Stock on the date the options are granted. The exercise price of any incentive stock options granted to employees who own more than 10% of the voting rights of our outstanding capital stock, however, must equal at least 110% of the fair market value on the grant date and the maximum term of the option must not exceed five years.

     Nonqualified stock options are not subject to the special exercise price restriction imposed upon incentive stock options by the Internal Revenue Code. The exercise price of all nonqualified stock options granted under the Plan is determined by our Board of Directors in its sole discretion.

     Our Board of Directors administers the plan, and determines employees who are granted options and the terms of those options (including the term of the option, exercise price, number of shares subject to the option and the exercisability of the option). Options cannot be transferred other than by will or the laws of descent and distribution. Only the holder can exercise the options granted to him or her during his or her lifetime.

     Generally, options vest and become exercisable five years from the date of grant and terminate ten years from the date of grant. Options may terminate earlier, however, if the holder's employment is terminated. If we merge with another corporation, or if we sell substantially all of our assets, then (i) each option outstanding at that time must be assumed by the surviving corporation, (ii) an equivalent substitute option must be provided by the surviving corporation, or (iii) our Board of Directors may take other action, including authorizing unvested options to become exercisable at an earlier time.

     As of December 31, 1999, we had options to purchase an aggregate of 460,000 shares of Common Stock outstanding at a weighted average exercise price of $11.95 per share, and 520,250 shares of Common Stock were available for future grants under the plan. During 1999, stock options for 10,000 shares of Common Stock were exercised.

STOCK PURCHASE AGREEMENTS

     In 1981, we entered into various Stock Purchase Agreements with several key employees. Under the Stock Purchase Agreements, we became obligated to sell shares of our Common Stock and Class B Common Stock to various parties at a price per share equal to the fair market value of the stock when the agreements were executed.

     In 1989, we entered into amendments to some of the Stock Purchase Agreements. Under those agreements, as amended, the holders may purchase shares at any time within ten years from the date of the amendment. The holders can purchase the shares with funds which have been credited to escrow accounts, which are subject to certain earlier termination provisions.

     Under certain circumstances, we may have a right of first refusal on the sale of any shares of Common Stock and Class B Common Stock acquired pursuant to the Stock Purchase Agreements. In connection with the Class B Common Stock dividend in June 1987, we amended the Stock Purchase Agreements to provide for the distribution of one share of Class B Common Stock at no extra cost to the holder for each share of Common Stock subject to the Stock Purchase Agreement at the time such Common Stock is purchased.

     During 1999, rights to purchase the remaining 37,500 shares of both Common Stock and Class B Common Stock under the Stock Purchase Agreement were exercised. As of December 31, 1999, there were no outstanding Stock Purchase Agreements.

SAVINGS AND RETIREMENT PLAN

     In 1978, we adopted our Savings and Retirement Plan. The Savings and Retirement Plan was amended, effective January 1, 1985, to convert it to a plan qualified under Section 401(k) of the Internal Revenue Code, as amended.

     All employees who have served at least three months as of the beginning of a calendar quarter, including employees of our subsidiaries who are not covered by a collective bargaining agreement, may participate in the plan. We may waive the exclusion of employees subject to collective bargaining agreements in individual cases. As of December 31, 1999, all of our subsidiaries were participating in the plan.

     The plan allows participating employees to contribute from 1% to 15% of their compensation, up to a limit imposed by the Internal Revenue Code. We match participating employees' contributions up to 4% of their compensation and may also make an additional voluntary contribution to the plan.

     Our obligation to provide matching contributions vests over a period of 5 years. An employee vests a portion of our matching contributions after completion of 3 years of service. Once an employee has completed 5 years of service, 100% of our matching contributions are vested. We may be obligated to contribute 100% before an employee completes 5 years of service if he or she turns 65, becomes totally disabled or dies.

     All amounts contributed by an employee, and those portions of the amounts contributed by us that have vested, are payable in a single lump sum or a qualified joint and survivor annuity upon retirement, total disability, death or termination of employment. The amounts that we contributed on behalf of our Named Executives during 1999 are disclosed in the Summary Compensation Table under the column entitled "All Other Compensation."

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

FAMILY RELATIONSHIPS

     During 1999, we employed Christopher H. Ackerley, who is the son of Barry
A. Ackerley and Gail A. Ackerley. Christopher H. Ackerley was elected Vice President on May 1, 1998, Executive Vice President on December 28, 1998, and Co-President and a director on February 15, 2000. In addition, Kimberley A. Cleworth and Edward G. Ackerley, who are also children of Barry A. Ackerley and Gail A. Ackerley, were elected as directors on February 15, 2000. Details regarding their compensation, stock ownership, and related matters are set forth above.

     Kathy Savitt, the wife of Michael T. Lennon, is President of MWW/Savitt, our public relations firm. In 1999, we paid $928,095 in fees to MWW/Savitt.

ADVANCES

     From time to time we have advanced funds to certain executive officers for their personal use. Interest on that indebtedness accrues at the same rate as that charged to us on our senior bank debt, which is presently 8.7%.

     Since January 1, 1997, the highest aggregate amount of such loans to Barry
A. Ackerley was $2,062,340. At December 31, 1999, 1998, and 1997, the aggregate outstanding principal amounts of such loans were $-0-, $2,062,340, and $1,025,000, respectively. In January 1999, we advanced $375,000 to Denis M. Curley. In December 1999, we advanced $200,000 to Christopher H. Ackerley.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANT

     The firm of Ernst & Young LLP performed the audit of our consolidated financial statements for the year ended December 31, 1999. The Board of Directors has appointed Ernst & Young LLP as our independent auditors for the current year. Shareholders are not required to take action on this selection. Representatives of Ernst & Young LLP will be present at the Annual Meeting. They will be given the opportunity to present a statement if they so desire and will be available to respond to appropriate questions.

INFORMATION CONCERNING SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the Annual Meeting of Shareholders scheduled to be held in May 2001 must be received for inclusion in the Proxy Statement and form of proxy relating to that meeting by December 1, 2000. In any case, proposals of shareholders intended to be presented at the 2001 Annual Meeting of Shareholders will be considered untimely if we do not receive notice of such proposals by February 2, 2001.

Seattle, Washington
March 31, 2000

                                          By Order of the Board of Directors


/s/ Denis M. Curley                            /s/ Christopher H. Ackerley
Denis M. Curley                                Christopher H. Ackerley
Co-President and                               Co-President
Chief Operating Officer

--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT

        WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL SHAREHOLDERS
   MEETING IN PERSON. IF YOU DO ATTEND THE ANNUAL SHAREHOLDERS MEETING, YOU
   MAY THEN WITHDRAW YOUR PROXY. ANY PERSON GIVING A PROXY MAY REVOKE IT
   PRIOR TO ITS EXERCISE.
--------------------------------------------------------------------------------

                     DIRECTIONS TO KEYARENA SUITE ENTRANCE

1ST AVE. NORTH GARAGE
--------------------------------------------------------------------------------

                  FROM INTERSTATE 5, HEAD WEST ON BROAD STREET

        Take a right onto Denny Way
         Take a right at 1st Ave. North
         1st Ave. North Garage will be one block up on your right-hand side. The garage can be accessed from 1st Ave. North or Warren Ave.

KEYARENA SUITE ENTRANCE
--------------------------------------------------------------------------------

         From the 1st Ave. North Garage, you can access the Suite entrance by crossing Thomas Street (directly north of the garage). Walk between the KeyArena south parking lot and Sonics Team Shop, and the Suite entrance will be on your right-hand side. The Suite entrance is located at the southwest corner of KeyArena.

                                      PROXY


                 THIS PROXY IS BEING SOLICITED ON BEHALF OF THE
                               BOARD OF DIRECTORS
                            THE ACKERLEY GROUP, INC.
                       PLEASE SIGN AND RETURN IMMEDIATELY

The undersigned hereby appoints Keith W. Ritzmann and Carmen L. Smith, and each of them (with full power to act alone), proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all shares of the voting common stock (including Common Stock and Class B Common Stock) of The Ackerley Group, Inc., Seattle, Washington ("Company") standing in my name as of March 24, 2000, at the Annual Shareholders Meeting to be held at the Key Arena, Seattle Center, Seattle, Washington, on
Monday, May 1, 2000, at 9:00 a.m. Pacific Daylight Time, or at any adjournments thereof, with all the powers the undersigned would possess if personally present, as follows:

1. ELECTION OF DIRECTORS. In the election of a new Board of Directors, I direct that my Shares be voted as follows:

           [ ] FOR all of the nominees listed below (except for those nominees listed in the following space):


           ----------------------------------------------------------

           [ ]  AGAINST the nominees listed below.

           [ ]  ABSTAIN from voting my shares for all nominees.

      Barry A. Ackerley - Gail A. Ackerley - Christopher H. Ackerley - Edward G. Ackerley - Deborah L. Bevier - Chris W. Birkeland - Kimberley A. Cleworth - Keith D. Grinstein - Michael T. Lennon - Michel C. Thielen

2. APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN. I direct that my shares be voted as follows respecting the approval of the Company's Employee Stock Purchase Plan:

           [ ]  FOR approval of the Employee Stock Purchase Plan
           [ ]  AGAINST approval of the Employee Stock Purchase Plan
           [ ] ABSTAIN from voting my shares for approval of the Employee Stock Purchase Plan

3. WHATEVER OTHER BUSINESS may properly be brought before the meeting or any adjournment thereof.

                             YOUR VOTE IS IMPORTANT

     WE URGE YOU TO SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL SHAREHOLDERS MEETING IN PERSON. IF YOU DO ATTEND THE ANNUAL SHAREHOLDERS MEETING, YOU MAY THEN WITHDRAW YOUR PROXY. ANY PERSON GIVING A PROXY MAY REVOKE IT PRIOR TO ITS EXERCISE.

We are aware of no other matters that may properly be, or which are likely to be, brought before the meeting. However, if any other matters are properly presented at the meeting, this proxy will be voted in accordance with the recommendations of the management.

PLEASE SIGN AND DATE HERE:


                                             -----------------------------------

Dated:                  , 2000               -----------------------------------
      ------------------
                                             When signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             please give full title. If more
                                             than one trustee, all should sign.
                                             Joint owners must sign.